Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NDS Group plc on Form 10-Q for the fiscal quarter ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned officers of NDS Group plc, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of NDS Group plc.

November 7, 2005

By:	/s/ Abraham Peled
Abraham Peled
President and Chief Executive Officer

By:	/s/ Alexander Gersh
Alexander Gersh
Chief Financial Officer